                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A



                               Amendment No. 1 to
                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934




       Date of Report (Date of earliest event reported): February 5, 2001




                             REGENCY EQUITIES CORP.
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             (Exact Name of Registrant as Specified in its Charter)



                                    DELAWARE
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                 (State or Other Jurisdiction of Incorporation)


       0-10695                                          23-2298894
------------------------                   ------------------------------------
(Commission File Number)                   (I.R.S. Employer Identification No.)


11845 WEST OLYMPIC BOULEVARD, SUITE 900, LOS ANGELES, CA           90064
--------------------------------------------------------     ------------------
         (Address of Principal Executive Offices)                (Zip Code)


                                 (310) 827-9604
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)


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ITEM 4. CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     On February 5, 2001, BDO Seidman, LLP resigned as the independent accountants for Regency Equities Corp. (the "Company"). On February 12, 2001, the Company filed a Current Report on Form 8-K regarding the resignation of BDO Seidman, LLP. This Amendment No. 1 is being filed to set forth additional information regarding such resignation and to report the Company's subsequent engagement of new independent accountants.

     The reports of BDO Seidman, LLP on the Company's financial statements for the past two years contained no adverse opinion, or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the Company's two most recent fiscal years and through February 5, 2001, (i) there were no disagreements between the Company and BDO Seidman, LLP on any matters regarding accounting principles or practices, financial statement disclosure or audit scope or procedure, which disagreements if not resolved to the satisfaction of BDO Seidman, LLP, would have caused it to make reference thereto in its reports on the Company's financial statements for such years, and (ii) there were no "reportable events," as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

     On February 16, 2001, the Company engaged Singer Lewak Greenbaum & Goldstein LLP as its new independent accountants. During the Company's two most recent fiscal years and through February 16, 2001, neither the Company nor anyone on its behalf consulted Singer Lewak Greenbaum & Goldstein LLP with respect to: (i) the application of accounting principles to a specified transaction, either completed or proposed; (ii) the type of audit opinion that might be rendered by Singer Lewak Greenbaum & Goldstein LLP on the Company's financial statements; or (iii) any matter that was either the subject of a disagreement between the Company and BDO Seidman, LLP or a reportable event.

ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

        (c)  Exhibits.

             16.1 Letter dated February 16, 2001 from BDO Seidman, LLP regarding its concurrence with the statements made by the registrant in this current report.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                       REGENCY EQUITIES CORP.





Date:  February 16, 2001               By: /s/ MORRIS ENGEL
                                          -------------------------------------
                                          Morris Engel, Chief Financial Officer



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